Exhibit 99.1
Exclusive Interview with Cycurion (Nasdaq: CYCU) CEO L. Kevin Kelly Discussing the Company's Largest Contract Award and Expansion of Its Diversified Cybersecurity Growth Strategy
Tue, October 13, 2026 at 8:00 AM EDT
CYCU is Delivering Increasingly Important Cyber Protective Services in Both the Public and Private Sectors
MCLEAN, Va., Oct. 13, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) ("Cycurion" or the "Company"), a leading provider of AI-driven cybersecurity and public safety technology solutions, today announced the release of an exclusive CEO Interview with Kevin Kelly. Cycurion, Inc. is a tech-enabled cybersecurity firm that serves some of the most complex government agencies and corporations in the world, including Fortune 100 and Fortune 500 companies. Cycurion brings an unparalleled blend of vision, technology, and experience to every project.
On October 8, 2026 CYCU CEO L. Kevin Kelly sat down with Corporate Ads to conduct the following interview for CYCU shareholders and other investors. This transcript is exclusive to the distribution of the Corporate Ads investor awareness program.
Corporate Ads:
Mr. Kelly, thank you for meeting with us today for the benefit of our audience. CYCU shareholders have been seeing a lot of important developments from your company in 2026 so we would like to cover and detail some of the key news that CYCU has been issuing recently.
To begin with, CYCU has announced a $54.6 million, 10-year contract award, the largest in your Company's history. Please tell us more about this very significant achievement.
L. Kevin Kelly:
This is the largest award in Cycurion's history, and we're proud of it. It's a 10-year, $54.6 million contract, through a global consulting firm, to modernize and securely operate a major state Health and Human Services system. Work starts in November. We're going to staff it the right way, hiring selectively and bringing on the right people to deliver. Revenue begins in the fourth quarter and will ramp gradually, building through 2027 toward more than $5 million in annual recurring revenue.
And this didn't happen by accident. A state agency trusted us with a decade-long, mission-critical program. That says a lot about our team, our cybersecurity depth, and the client relationships we've built over many years. It proves we can deliver at scale.
Corporate Ads:
Another high-profile accomplishment has been the CYCU acquisition of Digital Ally's Video Solutions business. What value do you feel this adds to your asset base?
L. Kevin Kelly:
It's a great fit. Digital Ally's Video Solutions business gives us an established public safety technology portfolio with approximately $5.5 million in annual revenue, more than $1.2 million in EBITDA, and more than 800 law enforcement agencies already using the products. We also picked up a strong portfolio of intellectual property. With the deal closed, our pro-form annual revenue run rate is approximately $30 million. That is a very different company from the one many investors remember.
Corporate Ads:
And this acquisition moves CYCU more solidly into the increasingly important public safety sector, yes?
L. Kevin Kelly:
Absolutely. This deal brings recurring revenue, attractive margins, real technology, and a big cross-selling opportunity. Think abneedt: more than 800 agencies already trust these products, and every one of them needs cybersecurity. Law enforcement, emergency services, transportation, critical infrastructure. The need has never been greater, and we're right in the middle of it.
Corporate Ads:
CYCU has announced recent municipal and state-level engagements. So this sector does seem to be an area where the company can further its growth. But are you also pursuing higher level government contracts?
L. Kevin Kelly:
Yes, and that's exactly the plan. Public safety is a strategic foundation for us. It gives us long-term relationships, recurring revenue, and a platform for more of our cybersecurity and technology solutions. From there, we're going after larger federal opportunities and building new commercial offerings that accelerate growth and improve margins. We are not standing still.
Corporate Ads:
Does CYCU intend to expand its offensive cybersecurity capabilities through new technologies to identify vulnerabilities before organizations are breached?
L. Kevin Kelly:
This is the part of our strategy I'm most excited about. Several of our technology and product leaders were at Black Hat in Las Vegas this summer, and they came back with one clear message: we're on the right track. The market is moving to the offensive side, and that's exactly where we've been building. We call it digital intelligence: finding vulnerabilities and threats before the attackers do, instead of cleaning up after a breach. I believe this is going to be a game changer for Cycurion and for the market. You'll be hearing more from us about our products and go-to-market in the coming months. Stay tuned.
Corporate Ads:
Along those lines, another high value development CYCU has announced recently was for public safety engagements, including work supporting the City of Chicago forecast to generate approximately $843,028 in revenue during calendar 2026. The work includes CAD administration, go-live support and fire-department training. Can you break down what this project entails for CYCU?
L. Kevin Kelly:
Chicago is a great example of how our public safety business works. The 2026 forecast includes approximately $763,256 for Chicago go-live support, $22,645 for Chicago fire training, and $57,127 for a CAD administration position. If that CAD administration position continues at the current monthly rate for ten years, the projected aggregate value would be approximately $3.43 million. And Chicago is a showcase. Our capabilities span project management, cybersecurity infrastructure, video systems, and in-car and body-worn camera technology, and we can bring all of it to every city we serve.
Corporate Ads:
CYCU has also made its first public announcement of a pharmaceutical AI Center of Excellence engagement, a NACCHO award, and additional commercial and public-health work. Can you give us some details on what is involved here and its value to the company's diversification goals?
L. Kevin Kelly:
Yes, and this is a market we're very excited about. We've secured several engagements totaling approximately $800,000 in annual contract spends, including a pharmaceutical-industry engagement supporting an AI Center of Excellence, a new award with the National Association of County and City Health Officials, and additional commercial and public health work.
Healthcare and life sciences is a primary growth market for us, right alongside our government and public safety franchise. The work spans business continuity and disaster recovery, technology and cybersecurity assessments, program management, organizational change management, and AI operating capability. These clients need what we do, and we're just getting started.
Corporate Ads:
Concerning the stock itself, CYCU is Nasdaq listed, and you recently confirmed that the stock has regained compliance with Nasdaq's bid price requirement. This is good news for shareholders. Can you give us the details?
L. Kevin Kelly:
It's a big milestone, and our team worked hard for it. On September 9, 2026, the Nasdaq Hearings Panel issued a decision setting a bid price condition, and we met it. On October 1, 2026, the Nasdaq Hearings Office confirmed by letter that Cycurion has regained compliance with the $1.00 minimum bid price requirement. Our stock continues to trade on the Nasdaq Capital Market, and that's where it belongs.
Corporate Ads:
And what is the present share structure on CYCU in the public markets?
L. Kevin Kelly:
We have approximately 3.2 million common shares outstanding, and every warrant and convertible security we have is detailed in our 10-Q for anyone who wants to check.
Corporate Ads:
What can you tell CYCU shareholders about dilution going forward?
L. Kevin Kelly:
I'll be straight with you. We need capital to fund our growth, so some dilution in the near term is likely. Zero dilution isn't realistic for a company at our stage, and I'm not going to pretend otherwise. We're doing everything we can to keep it to a minimum and have turned down most offers because the terms weren't right for shareholders. Our August warrant deal brought in about $4.5 million and helped us close the Digital Ally acquisition, which adds approximately $5.5 million in annual revenue and more than $1.2 million in EBITDA. That's how we think about dilution: it has to build the business. Looking ahead, we've had positive conversations with banks about conventional bank financing, which we expect to pursue in the new year. Whatever we do, we'll announce it promptly, including its effect on the share count.
Corporate Ads:
CYCU has completed two reverse splits to maintain its Nasdaq listing. What can you say about investor speculation that another may be needed?
L. Kevin Kelly:
I get it. Nobody wants another one, including me. We regained compliance on October 1, and we're under a Panel Monitor through October 1, 2027. Our plan is to stay compliant the right way, by growing the business. Based on our current plans, we do not anticipate needing another reverse split.
Corporate Ads:
Regarding the CYCU financial position, you have already told shareholders you expect to reach break-even and cash-positive operations by the second quarter of 2027. What can you add at this time on this prediction?
L. Kevin Kelly:
Let me be clear: we said we would be at break-even and have positive operating cash flow by the second quarter of 2027, and that is still our target. We're already moving in the right direction. Our second-quarter gross margin rose to 29.1% from 6.1% a year earlier, our adjusted EBITDA loss narrowed to $1.4 million from $2.1 million, and we've put more than $2.2 million in annualized cost savings in place. There's only one way to get the rest of the way, and that's by winning work, executing, and growing, both organically and through acquisitions. With the acquisitions we've made, the contracts we've won, the momentum we're seeing, and the talented people we've added, we expect to keep growing, and we're excited to keep doing it. We'll report our progress every quarter, so you can hold us to it.
Corporate Ads:
The short-term trading pattern of CYCU stock is sometimes erratic and prone to significant moves in both directions. This can be frustrating for some investors, even considering the overall positive growth story for the company. What can you comment on about this pattern?
L. Kevin Kelly:
I share that frustration. But let's be realistic: no company, not Cycurion and not IBM, can distribute a press release every day. We release news when we have news, and we file an 8-K whenever one is required. We can't control day-to-day trading, but we can control how we communicate. When we announce a contract, we'll say where we're permitted to, when revenue is expected to start and whether it's already in our backlog, so you can match our announcements to our results.
Corporate Ads:
The bull case for CYCU is the $54.6 million award, 800-plus agency customers from Digital Ally, Secuvant, and a projected ~$30 million run rate. However, these announcements have not shown up as recognized revenue, margins, or cash yet. Do you feel some investors are waiting for more verification before making a stronger commitment to the stock at this time?
L. Kevin Kelly:
Let's talk about whether the revenue is real, because it is. You'll see these contracts show up in our reported results, which are subject to federal securities laws and reviewed by an independent accounting firm. Digital Ally Video

Solutions adds more than $5 million in annual revenue and more than $1.2 million in EBITDA. Secuvant is expected to add approximately $3 million in annualized revenue and $1.5 million in EBITDA this year. We've closed 41 new awards so far this year, and HHS revenue begins in the fourth quarter.
Corporate Ads:
In the big picture, to enhance CYCU shareholder value, what accomplishments do you feel are contributing the most that investors should appreciate?
L. Kevin Kelly:
Honestly, I don't think people realize how much we've already done. When we went public, we inherited a lot: legacy debt, expensive financing arrangements, and the interest that came with them. In 2025 alone, we cut net debt by more than 70%, from $10.5 million to just under $3 million. People forget that, and it's critical for this company's future. If anyone doubts what we've accomplished, go back and read our filings, especially the proxy statement from before we went public, and look at the debt we inherited. Now you're seeing the results of our cost-cutting and liability management, and we're going to keep at it. When we presented it to the Nasdaq Hearings Panel, this cleanup was central to our case: we were fixing the balance sheet and growing the business at the same time. Cycurion is a very different company than it was five months ago, and I believe our best chapter is still ahead of us.
Corporate Ads:
Any final message for CYCU shareholders?
L. Kevin Kelly:
First, thank you. To everyone who has stuck with us: I know it hasn't been easy. It's been choppy, and it will probably stay choppy in the near term. But I'm confident in the company we're building, and I believe our long-term shareholders will be glad they invested in Cycurion and stayed with us. Many of you reach out to share your thoughts and what you're hearing, and that matters to me. As I said on a podcast a couple of weeks ago: do your own work. Read our filings, not the message boards. And if you're looking for a miracle stock that goes up 1,000%, you're in the wrong company. We've laid out a plan, we're executing it, and you'll hear much more soon about the products and services we're about to launch and how we see 2027.
Corporate Ads:
Thank you, L. Kevin Kelly, CEO of Cycurion, Inc., for your time and valuable insights today. We always appreciate the opportunity to learn more about a strong developing growth story like CYCU direct from the CEO who is always the best source of investor information. Many investors should benefit from the discussions of everything we covered here today.
About Cycurion, Inc.
Cycurion, Inc. (Nasdaq: CYCU) is a technology-enabled cybersecurity and IT services company focused on protecting organizations against increasingly sophisticated cyber threats. The company provides cybersecurity, managed services, information assurance, systems engineering, risk management, IT infrastructure and other technology solutions to government agencies and corporate clients. Cycurion also combines AI-driven technologies with cybersecurity, secure communications, digital investigations and public-safety technologies to create a broader, integrated security platform.
Mission
Cycurion's mission is to develop and deliver world-class, cutting-edge IT and cybersecurity solutions that optimize clients' technology environments, strengthen security and help organizations operate securely, efficiently and reliably. The company's current strategy is increasingly centered on AI-enhanced cybersecurity, higher-margin managed services and mission-critical solutions for federal, state and local government and enterprise customers.
Cycurion was incorporated on October 12, 2017, in Delaware.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, the expected revenue, EBITDA and other anticipated financial and operational benefits arising from the acquisition of the Digital Ally video solutions business (the "Business"); statements regarding the anticipated commercial benefits of the Company's patents, including expected expansion of the Company's customer base and expected effects on customer retention; statements regarding the scope, validity, enforceability, and remaining term of the Company's issued patents; statements regarding the availability of the patented functionality across the Company's installed base of deployed systems; statements regarding the number of client relationships acquired in the Business; statements regarding the Company's pro forma gross revenue run rate; statements regarding the Company's execution of its strategic plan; the anticipated benefits, timing, and integration of pending or completed acquisitions; the performance of and revenue expected from government and commercial contracts; the development and commercialization of the Company's AI-enabled cybersecurity platforms, including ARx; the Company's expectations regarding its path to profitability; the Company's ability to regain or maintain compliance with the continued listing standards of the Nasdaq Stock Market; and the conduct, timing, and outcome of the Company's investigations and any related legal proceedings. Forward-looking statements may be accompanied by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "should," "will," and similar expressions.